SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                        Date of Report: October 15, 2004
                        (Date of earliest event reported)

                             NETWOLVES CORPORATION
             (Exact name of registrant as specified in its charter)


    New York                       000-25831                       11-2208052
--------------------------------------------------------------------------------
(State or other                   (Commission                    (IRS Employer
 jurisdiction of                  File Number)                   Identification
 incorporation)                                                     Number)


4805 W. Independence Pkwy., Tampa, FL                                33634
-------------------------------------                                -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number including area code              (813) 286-8644
                                                                -------------

                                 Not applicable
                                 --------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)
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Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     16.  Letter regarding change in certifying accountant.





                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NETWOLVES CORPORATION


                                          By:       /s/Walter M. Groteke
                                                    --------------------
                                                       Walter M. Groteke
                                                      Chairman of the Board
Dated:   October  25, 2004